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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2002

                           FRIEDE GOLDMAN HALTER, INC.
                            (AS DEBTOR IN POSSESSION)
             (Exact name of registrant as specified in its charter)

          Mississippi                     0-22595                72-1362492
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                          13085 Industrial Seaway Road
                           Gulfport, Mississippi 39503
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (228) 896-0029
                         (Registrant's telephone number,
                              including area code)



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Item 2. Disposition of Assets

     Friede Goldman Halter, Inc. (OTCBB: FGHLQ) has received approval from the United States Bankruptcy Court for the Southern District of Mississippi, Southern Division, for the sale of substantially all of the assets of the Friede Goldman Offshore Division based in Pascagoula, Mississippi, and in Orange and Port Arthur, Texas, to ACON Offshore Partners, LP and its affiliates (ACON).

     Reference is made to the Press Release dated December 20, 2002, a copy of which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibit

     (c) Exhibits

Exhibit 99.1 Press Release of Registrant dated December 20, 2002 regarding court approval of Offshore division sale.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FRIEDE GOLDMAN HALTER, INC.

Date: January 2, 2003

                                   By: /s/ T. Jay Collins
                                       ------------------------------
                                       T. Jay Collins
                                      Chief Executive Officer


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                                  EXHIBIT INDEX

    Exhibit No.    Description
    -----------    -----------
       *99.1       Press Release of Registrant dated December 20, 2002

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* Filed herewith.


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